UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2025, at an annual meeting of stockholders (the “Annual Meeting”) of Edible Garden AG Incorporated (the “Company”), the stockholders of the Company approved the Company’s Amended and Restated 2022 Equity Incentive Plan (the “2022 Plan”) to: (i) increase the number of shares of common stock, par value $0.0001 per share (“common stock”), reserved for issuance thereunder by 1,000,000 shares; (ii) provide that non-employee directors and officers of the Company and its affiliates (collectively referred to herein as “Members of Management”) are ineligible to receive new awards under the 2022 Plan; (iii) add an “evergreen” provision that will allow for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each calendar year starting January 1, 2026 and ending on January 1, 2035 in an amount up to 5% of the total number of shares of common stock outstanding on December 31 of the prior calendar year; and (iv) extend the term of the 2022 Plan until September 24, 2035.

Also, on September 24, 2025, at the Annual Meeting, the stockholders of the Company approved the Company’s 2025 Officer and Director Equity Incentive Plan (the “2025 Plan”). The 2025 Plan differs from the A&R 2022 Plan in the following ways:

•	Only Members of Management are eligible to receive awards under the 2025 Plan;

•

on and after September 25, 2025, the Board of Directors of the Company (the “Board”) will have all the powers otherwise vested in the Compensation Committee of the Board under the 2025 Plan instead of the 2022 Plan in respect of awards granted to non-employee directors; and

•	the prior annual limitation on non-employee director awards is now in the 2025 Plan instead of 2022 Plan, but the limit has not changed.

A description of the principal features of the 2022 Plan and the 2025 Plan, including the terms and conditions thereof and the awards that may be granted thereunder, is included in the Company’s proxy statement, filed with the Securities and Exchange Commission on August 8, 2025, under "Proposal Three: Approval of the Company’s Amended and Restated 2022 Equity Incentive Plan” and “Proposal Four: Approval of the Company’s 2025 Officer and Director Equity Incentive Plan,” respectively.

The foregoing description of the 2022 Plan and 2025 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the 2022 Plan and 2025 Plan attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the proposals set forth below were submitted to the Company’s stockholders. The number of shares of common stock entitled to vote at the Annual Meeting was 3,487,238. The number of shares of common stock present or represented by proxy at the Annual Meeting was 1,672,976. The voting results for the proposals are as follows:

1.

The Company’s stockholders elected four directors, each for a one-year term and until their successors have been duly elected and qualified. The number of shares that: (i) voted for the election of each such director; (ii) withheld authority to vote for each such director; and (iii) represented broker non-votes with respect to each such director is summarized in the table below.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
James E. Kras	514,456	49,300	1,109,220
Pamela DonAroma	502,543	61,213	1,109,220
Mathew McConnell	502,738	61,018	1,109,220
Ryan Rogers	510,634	53,122	1,109,220

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2.

The Company’s stockholders ratified the selection of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The number of shares that voted for, against and abstained from voting for the ratification of the selection of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is summarized in the table below.

FOR	AGAINST	ABSTAIN
1,382,735	281,425	8,816

3.

The Company’s stockholders approved the 2022 Plan. The table below summarizes the number of shares that voted for, against and abstained from voting on the proposal to approve the 2022 Plan, as well as the number of shares representing broker non-votes with respect to such proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
488,623	70,156	4,977	1,109,220

4.

The Company’s stockholders approved the 2025 Plan. The table below summarizes the number of shares that voted for, against and abstained from voting on the proposal to approve the 2025 Plan, as well as the number of shares representing broker non-votes with respect to such proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
485,269	73,388	5,099	1,109,220

5.

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its outstanding common stock in a range of not less than one-for-five shares but not more than one-for-twenty-five shares, at the discretion of the Board. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below.

FOR	AGAINST	ABSTAIN
1,298,820	365,873	8,283

6.

The Company’s stockholders approved a proposal to adjourn the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four and/or Proposal Five (the “Non-Adjournment Proposals”), if there were not sufficient votes at the time of the Annual Meeting to adopt any of the Non-Adjournment Proposals or to establish a quorum. The number of shares that voted for, against and abstained from voting for this proposal is summarized in the table below.

FOR	AGAINST	ABSTAIN
1,226,390	409,603	36,983

Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

Because the Non-Adjournment Proposals were approved by the Company’s stockholders, an adjournment of the Annual Meeting was not necessary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Edible Garden AG Incorporated Amended and Restated 2022 Equity Incentive Plan.
10.2	Edible Garden AG Incorporated 2025 Officer and Director Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: September 25, 2025	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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